UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 31, 2008

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1814 West Tacoma Street, Broken Arrow, Oklahoma		74012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01  Regulation FD Disclosure.

A copy of material which will be used by XETA Technologies, Inc. (the “Company”) in an investor presentation to be made at the B. Riley and Company’s ninth Annual Investor Conference on Wednesday, April 2, 2008, is attached to this Current Report on Form 8-K as Exhibit 99.1.  The presentation was previously announced by press release dated March 19, 2008, a copy of which is attached as Exhibit 99.2 to this report.

The presentation, which is scheduled to begin at 11:30 a.m. PDT (2:30 p.m. EDT), will be webcast live and may be accessed at http://www.wsw.com/webcast/brileyco9/xeta/ or under the investor relations section of XETA’s website, www.xeta.com.  An archive of the webcast presentation will be available on the investor relations section of the Company’s website for 90 days following the live presentation.

The presentation refers to EBITDA, a non-GAAP financial measure.  The Company uses EBITDA (earnings before net interest, income taxes, depreciation and amortization) as part of its overall assessment and comparison of financial performance between accounting periods.  XETA believes that EBITDA is often used by the financial community as a method of measuring the Company’s performance and of evaluating the market value of companies considered to be in similar businesses.  EBITDA is a non-GAAP financial measure and should not be considered an alternative to net income or cash provided by operating activities, as defined by accounting principles generally accepted in the United States (“GAAP”).  A reconciliation of EBITDA to net income is provided below:

Reconciliation of EBITDA to Net	Trailing Twelve Months Ending Jan 31st
Income	2008	2007

Net Income (Loss)	$1,029	$1,652

Interest	109	186

Provision (Benefit) for Income Taxes	685	1,072

Depreciation	503	595

Amortization	468	719

EBITDA	$2,793	$4,224

(The information is presented in thousands.)

This Current Report on Form 8-K and the presentation to which it refers may contain forward-looking statements about the Company.  A number of factors could cause the Company’s actual results to differ materially from those anticipated, including changes in the economy and capital spending trends in the Company’s markets; intense competition and industry consolidation; reliance upon a few customers in the Company’s managed services business; the ability to acquire and retain the technical competencies needed to implement new advanced communications technologies; and the availability and retention of sales professionals and certified technicians.  For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the “Risk Factors” section of the Company’s 10-K for fiscal year ended October 31, 2007 and subsequent 10-Q filings with the Securities and Exchange Commission.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

99.1—Slides for XETA Technologies, Inc. investor presentation/webcast to be held on April 2, 2008

99.2—Press Release dated March 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA Technologies, Inc.
(Registrant)

Dated: March 31, 2008	By	/s/ Robert B. Wagner
Robert B. Wagner, Chief Financial Officer